UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 26, 2025
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Open Text Corporation
(Exact name of Registrant as specified in its charter)
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Canada	0-27544	98-0154400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
275 Frank Tompa Drive, Waterloo, Ontario, Canada N2L 0A1
(Address of principal executive offices)
(519) 888-7111
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock without par value	OTEX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 26, 2025, Open Text Corporation (“OpenText” or the “Company”) announced the appointment of Chadwick Westlake as Executive Vice President, Chief Financial Officer, effective March 5, 2025, to succeed Madhu Ranganathan.

Mr. Westlake, age 46, is a highly experienced finance and transformation executive, previously serving as the Chief Financial Officer of EQB Inc., a leading digital financial services company. In his role, Mr. Westlake led corporate strategy and development, and overall financial management including investor relations, treasury, capital markets, core finance functions and strategic process improvement. Previously, Mr. Westlake held various positions at Scotiabank over more than 18 years, including in his last role as Executive Vice President of Enterprise Productivity & Canadian Banking Finance where he led a significant global cost transformation and productivity improvement program. Mr. Westlake is a CFA charterholder and holds a Bachelor of Arts degree in Economics & Management from the University of Waterloo.

There is no arrangement or understanding between Mr. Westlake and any other person pursuant to which he was appointed, and there are no family relationships between Mr. Westlake and any director or executive officer of the Company or related transactions between Mr. Westlake and the Company that are required to be reported.

In connection with Mr. Westlake’s appointment, the Company entered into an employment agreement with Mr. Westlake effective March 5, 2025. For full details of the employment agreement, please see Exhibit 10.1 attached hereto, which is incorporated herein by reference.

On February 26, 2025, OpenText issued a press release announcing such appointment, a copy of which is filed herewith as Exhibit 99.1.
Item  9.01    Financial Statements and Exhibits
(d)    Exhibits

Exhibit No.	Description

10.1	Employment agreement between the Company and Chadwick Westlake effective March 5, 2025
99.1	Press Release, dated February 26, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEN TEXT CORPORATION

February 26, 2025	By:	/s/ Michael F. Acedo
Michael F. Acedo Executive Vice-President, Chief Legal Officer & Corporate Secretary